UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 5, 2016, Onconova Therapeutics, Inc. (the “Company”) issued a press release regarding information presented by way of a poster and abstract at the American Society of Hematology (ASH) Annual Meeting. Copies of the press release, poster and abstract are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release issued by the Company dated December 5, 2016.
99.2	Poster titled: Combination of Oral Rigosertib and Injectable Azacitidine in Patients with Myelodysplastic Syndromes (MDS): Results from a Phase II Study
99.3	Abstract titled: 3167 Combination of Oral Rigosertib and Injectable Azacitidine in Patients with Myelodysplastic Syndromes (MDS): Results from a Phase II Study

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
Name: Mark Guerin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated December 5, 2016.

99.2	Poster titled: Combination of Oral Rigosertib and Injectable Azacitidine in Patients with Myelodysplastic Syndromes (MDS): Results from a Phase II Study

99.3	Abstract titled: 3167 Combination of Oral Rigosertib and Injectable Azacitidine in Patients with Myelodysplastic Syndromes (MDS): Results from a Phase II Study